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                                                          SHIP LOGO  VANGUARD(R)








Vanguard/(R)/ Bond Index Funds



SUPPLEMENT TO THE PROSPECTUSES DATED APRIL 2, 2007

The Note in the Financial Highlights section, the Plain Talk(R) About How to Read the Financial Highlights Tables, and the Financial Highlights Table for Vanguard Total Bond Market Index Fund Admiral Shares are replaced with the following:

Note: This prospectus offers the Funds' Signal Shares, not the Admiral Shares. Information for the Admiral Shares is shown for the Short-Term Bond Index and Intermediate-Term Bond Index Funds because the Signal Shares for these Funds had not commenced operations. However, the two share classes invest in the same portfolio of securities and will have the same financial performance, except to the extent that their operating expenses may differ.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Total Bond Market Index Fund's Signal Shares as an example. The Signal Shares began the fiscal period ended December 31, 2006, with a net asset value (price) of $9.94 per share. During the period, each Signal Share earned $0.166 from investment income (interest and dividends) and $0.05 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.166 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $9.99, reflecting earnings of $0.216 per share and distributions of $0.166 per share. This was an increase of $0.05 per share (from $9.94 at the beginning of the period to $9.99 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 2.18% for the period.

As of December 31, 2006, the Signal Shares had approximately $632 million in net assets. For the period, the annualized expense ratio was 0.11% ($1.10 per $1,000 of net assets), and the annualized net investment income amounted to 4.97% of average net assets. The Fund sold and replaced securities valued at 63% of its net assets.




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Total Bond Market Index Fund Signal Shares
                                                                  Sept. 1/1/ to
                                                                       Dec. 31,
                                                                           2006
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $9.94
-------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------
Net Investment Income                                                      .166
-------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments                     .050
-------------------------------------------------------------------------------
Total from Investment Operations                                           .216
-------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------
Dividends from Net Investment Income                                     (.166)
-------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                    --
-------------------------------------------------------------------------------
Total Distributions                                                      (.166)
-------------------------------------------------------------------------------
Net Asset Value, End of Period                                            $9.99
===============================================================================

Total Return                                                              2.18%
===============================================================================
Ratios/Supplemental Data
-------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                       $632
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Ratio of Total Expenses to Average Net Assets                          0.11%/3/
-------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                   4.97%/3/
-------------------------------------------------------------------------------
Turnover Rate/2/                                                            63%
===============================================================================
1 Inception.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares.
3 Annualized.






(C)2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                      PS1351 122007